                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, (i) to sign the Annual Report on Form 10-K under the provisions of the Securities Exchange Act of 1934, as amended, for the year ended December 31, 1996 of NOVA Corporation (the "Company"), (ii) to sign any and all amendments thereto, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof in connection with the matters set forth in items (i) through
(iii) above.

     This 14th day of March, 1997.


                                                         /s/
                                             ---------------------------
                                                  Edward Grzedzinski

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, (i) to sign the Annual Report on Form 10-K under the provisions of the Securities Exchange Act of 1934, as amended, for the year ended December 31, 1996 of NOVA Corporation (the "Company"), (ii) to sign any and all amendments thereto, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof in connection with the matters set forth in items (i) through
(iii) above.

     This 14th day of March, 1997.


                                                         /s/
                                             ---------------------------
                                                  Charles T. Cannada

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, (i) to sign the Annual Report on Form 10-K under the provisions of the Securities Exchange Act of 1934, as amended, for the year ended December 31, 1996 of NOVA Corporation (the "Company"), (ii) to sign any and all amendments thereto, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof in connection with the matters set forth in items (i) through
(iii) above.

     This 14th day of March, 1997.


                                                         /s/
                                             ---------------------------
                                                  U. Bertram Ellis

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, (i) to sign the Annual Report on Form 10-K under the provisions of the Securities Exchange Act of 1934, as amended, for the year ended December 31, 1996 of NOVA Corporation (the "Company"), (ii) to sign any and all amendments thereto, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof in connection with the matters set forth in items (i) through
(iii) above.

     This 14th day of March, 1997.


                                                         /s/
                                             ---------------------------
                                                  Dr. Henry Kressel

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, (i) to sign the Annual Report on Form 10-K under the provisions of the Securities Exchange Act of 1934, as amended, for the year ended December 31, 1996 of NOVA Corporation (the "Company"), (ii) to sign any and all amendments thereto, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof in connection with the matters set forth in items (i) through
(iii) above.

     This 14th day of March, 1997.


                                                         /s/
                                             ---------------------------
                                                  Joseph P. Landy

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, (i) to sign the Annual Report on Form 10-K under the provisions of the Securities Exchange Act of 1934, as amended, for the year ended December 31, 1996 of NOVA Corporation (the "Company"), (ii) to sign any and all amendments thereto, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof in connection with the matters set forth in items (i) through
(iii) above.

     This 14th day of March, 1997.


                                                         /s/
                                             ----------------------------
                                              Maurice F. Terbrueggen, Jr.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Bahin and Cathy A. Harper, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, (i) to sign the Annual Report on Form 10-K under the provisions of the Securities Exchange Act of 1934, as amended, for the year ended December 31, 1996 of NOVA Corporation (the "Company"), (ii) to sign any and all amendments thereto, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof in connection with the matters set forth in items (i) through
(iii) above.

     This 14th day of March, 1997.


                                                         /s/
                                             ---------------------------
                                                  Fred Martin Winkler